1999
SEMIANNUAL REPORT




AMERICAN MUNICIPAL
INCOME PORTFOLIO
XAA




[LOGO] FIRST AMERICAN
       Asset Management

CONTENTS

  2 Fund Overview

  6 Financial Statements and Notes

 15 Investments in Securities

 21 Shareholder Update


AMERICAN MUNICIPAL INCOME PORTFOLIO

FUND OBJECTIVE

High current income exempt from regular federal income tax, consistent with preservation of capital. The fund's income may be subject to state or local tax and the federal alternative minimum tax. Investors should consult their tax advisors. As with other investment companies, there can be no assurance this fund will achieve its objective.

PRIMARY INVESTMENTS

A diverse range of municipal securities rated investment-grade or of comparable quality when purchased. These securities may include municipal-derivative securities, such as inverse floating-rate and inverse interest-only municipal securities, which may be more volatile than traditional municipal securities in certain market conditions.

------------------------------------------------------
 NOT FDIC INSURED   NO BANK GUARANTEE   MAY LOSE VALUE
------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS

Based on net asset value for the periods ended July 31, 1999


                                                                                 Since
                                                                                Inception
                                                           One Year  Five Year   6/25/93
                                                           --------  ---------  ---------
AMERICAN MUNICIPAL INCOME PORTFOLIO                           1.52%    8.61%    6.18%
Lipper General Municipal Bond Funds: Leveraged Average        1.05%    7.08%    5.73%
Lehman Brothers Municipal Long Bond Index                     1.71%    7.56%    6.23%

Average annual total returns are through July 31,1999, and are based on the change in net asset value (NAV). They reflect the reinvestment of distributions but do not reflect sales charges. NAV-based performance is used to measure investment management results.

Average annual total returns based on the change in market price for the one-year, five-year and since-inception periods ended July 31, 1999, were -0.23%%, 7.01% and 3.65%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases.

PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value. Therefore, you may be unable to realize the full net asset value of your shares when you sell.

The Lipper General Municipal Bond Funds: Leveraged Average represents the average annual total return, with distributions reinvested, of leveraged perpetual and term-trust national closed-end municipal funds as characterized by Lipper Inc. The Lehman Brothers Municipal Long Bond Index is comprised of municipal bonds with more than 22 years to maturity and an average credit quality of AA. The index is unmanaged and does not include any fees or expenses in its total-return figures.

The since-inception numbers for the Lipper average and Lehman index are calculated from the month end following the fund's inception through July 31, 1999.

  1  1999  SEMIANNUAL REPORT   American Municipal Income Portfolio

FUND
OVERVIEW

FUND MANAGEMENT

DOUGLAS WHITE, CFA, has primary responsibility for the management of American Municipal Income Portfolio. He has 16 years of financial experience

September 15, 1999

AMERICAN MUNICIPAL INCOME PORTFOLIO PROVIDED A NET ASSET VALUE TOTAL RETURN OF -4.41%* FOR THE SIX MONTHS ENDED JULY 31, 1999. The fund's market price return was -5.90% over the same period.

This compares to a -2.68% total return for the fund's benchmark, the Lehman Brothers Municipal Long Bond Index. Over the same period, the Lipper General Municipal Bond Funds: Leveraged Average had a total return of -3.54%.

INTEREST RATES HAVE RISEN ALMOST STEADILY THROUGHOUT 1999. This trend has had a negative impact on returns for American Municipal Income Portfolio because the fund has been positioned to benefit from stable or declining intermediate- and long-term interest rates.

*All returns assume reinvestment of all distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on those distributions described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

Portfolio Composition

As a percentage of total assets on July 31, 1999

Housing Revenue                              19%
IDR Pollution Control                         6%
Other Assets                                  1%
Certificates of Participation                 4%
Water/Sewer/Pollution Control Revenue        10%
Building                                      2%
Health Care Revenue                          23%
Investment Company                            4%
Municipal Bond Bank                           1%
Educational Revenue                           3%
General Obligations                           6%
Electric Revenue                             10%
Housing Revenue                              20%


2  1999  SEMIANNUAL REPORT   American Municipal Income Portfolio

FUND
OVERVIEW CONTINUED

THE FUND'S STRATEGY FOR LONGER DURATION ENABLED IT TO CONTINUE ADDING TO IT'S DIVIDEND RESERVE. Our duration is still beyond our benchmark, which has allowed the fund to continue increasing income. In addition, while the general level of interest rates has risen over the past six months, municipal yields have risen more than Treasury yields, which puts the municipal market in an attractive position. A change in interest rates provides opportunities to realize tax losses, to help offset potential future capital gains and to purchase new bonds at relatively higher yields. Therefore, we are not currently considering a shift in the fund's strategy.

AS INTEREST RATES HAVE RISEN, THE SUPPLY OF NEW MUNICIPAL BONDS HAS FALLEN. Many government entities slowed debt issuance either because higher yields made refunding issues unattractive or because

Geographical Distribution

As a percentage of total assets on July 31, 1999

Alaska          2%
Arizona         3%
California      5%
Colorado        1%
Georgia         9%
Hawaii          2%
Illinois        7%
Indiana         5%
Iowa            1%
Kansas          1%
Louisiana       4%
Maryland        2%
Michigan        9%
Minnesota       7%
Nebraska        2%
Nevada          3%
New Mexico      8%
North Dakota    3%
Ohio            1%
South Carolina  1%
South Dakota    2%
Tennessee       1%
Texas           6%
Utah            4%
Washington      2%
Wisconsin       4%


3  1999  SEMIANNUAL REPORT   American Municipal Income Portfolio

FUND
OVERVIEW CONTINUED

increasing tax revenues decreased the need to take on new debt. The total supply of municipal bonds has gone down more than 23% from a year ago.

WHILE THE STRONG U.S. ECONOMY SEEMED TO BE DRIVING INTEREST RATES UP, IT ALSO HELPED TO IMPROVE THE BUDGET OUTLOOK FOR MOST STATES AND MUNICIPALITIES THAT ISSUE TAX-FREE BONDS. This positive trend has improved credit quality in the market as shown by the number of credit rating upgrades, which outpaced downgrades in the second quarter by four-to-one.

AMERICAN MUNICIPAL INCOME PORTFOLIO EMPHASIZES BONDS WITH LONGER MATURITIES. History tells us that a bond portfolio that takes an aggressive stance in bond maturities ultimately benefits from that position, even though it may be more volatile in the short term. Bonds with longer maturities usually offer higher yields. What's more, in a low-inflation environment such as we've enjoyed for a number of years, bond yields tend to move favorably. Downward interest-rate trends will reward longer-term bonds the most.

GOING FORWARD, THERE ARE A NUMBER OF REASONS FOR OPTIMISM IN THE
MUNICIPAL-BOND MARKETPLACE. The glut of corporate bond offerings is expected to taper off as the new year approaches. In addition, yields on municipal bonds are attractive again when compared to Treasury bonds. Finally, it seems likely that the rise in interest rates we experienced will subside.

Thank you for your investment in American Municipal Income Portfolio. We remain committed to providing you with quality service and look forward to helping you achieve your investment goals.

4  1999  SEMIANNUAL REPORT   American Municipal Income Portfolio

FUND
OVERVIEW CONTINUED


Preferred Stock The preferred stock issued by XAA pays dividends at a specified rate and has preference over common stock in the payments of dividends and the liquidation of assets. Rates paid on preferred stock are reset every seven days and are based on short-term, tax-exempt interest rates. Preferred shareholders accept these short-term rates in exchange for low credit risk (shares of preferred stock are rated AAA by Moody's and S&P) and high liquidity (shares of preferred stock trade at par and are remarketed every seven days). The proceeds from the sale of preferred stock are invested at intermediate- and long-term tax-exempt rates. Because these intermediate- and long-term rates are normally higher than the short-term rates paid on preferred stock, common shareholders benefit by receiving higher dividends and/or an increase to the dividend reserve. However, the risk of having preferred stock is that if short-term rates rise higher than intermediate- and long-term rates, creating an inverted yield curve, common shareholders may receive a lower rate of return than if their fund did not have any preferred stock outstanding. This type of economic environment is unusual and historically has been short term in nature. Investors should also be aware that the issuance of preferred stock results in the leveraging of common stock, which increases the volatility of both the net asset value of the fund and the market value of shares of common stock.

  5      1999  SEMIANNUAL REPORT   American Municipal Income Portfolio

FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES  July 31, 1999
 ................................................................................

ASSETS:
Investments in securities at market value* (note 2)  .......     $125,053,633
Cash in bank on demand deposit  ............................          18,307
Accrued interest receivable  ...............................       1,283,395
Other assets  ..............................................           7,693
                                                              -----------------
  Total assets  ............................................     126,363,028
                                                              -----------------

LIABILITIES:
Preferred stock dividends payable (note 3)  ................          11,203
Accrued investment management fee  .........................          37,593
Accrued remarketing agent fee  .............................           3,347
Accrued administrative fee  ................................          16,111
                                                              -----------------
  Total liabilities  .......................................          68,254
                                                              -----------------
  Net assets applicable to outstanding capital stock  ......     $126,294,774
                                                              -----------------
                                                              -----------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital (common and
  preferred stock)  ........................................     $124,031,021
Undistributed net investment income  .......................         441,613
Accumulated net realized loss on investments  ..............      (2,479,301)
Unrealized appreciation of investments  ....................       4,301,441
                                                              -----------------

  Total - representing net assets applicable to capital
    stock  .................................................     $126,294,774
                                                              -----------------
                                                              -----------------

* Investments in securities at identified cost  ............     $120,752,192
                                                              -----------------
                                                              -----------------

NET ASSET VALUE AND MARKET PRICE OF COMMON STOCK:
Net assets applicable to outstanding common stock  .........     $82,794,774
Shares of common stock outstanding (authorized 200 million
  shares of $0.01 par value)  ..............................       5,756,267
Net asset value  ...........................................     $     14.38
Market price  ..............................................     $     12.81

LIQUIDATION PREFERENCE OF PREFERRED STOCK:
Net assets applicable to outstanding preferred stock  ......     $43,500,000
Shares of preferred stock outstanding (authorized 1 million
  shares)  .................................................           1,740
Liquidation preference per share  ..........................     $    25,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         1999 Semiannual Report  6  American Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS  For the Six Months Ended July 31, 1999
 ................................................................................

INCOME:
Interest ...................................................     $ 3,268,975
Exempt-interest dividends from investment companies ........         150,922
                                                              -----------------

  Total investment income ..................................       3,419,897
                                                              -----------------

EXPENSES (NOTE 5):
Investment management fee  .................................         224,298
Administrative fee  ........................................          96,128
Remarketing agent fee  .....................................          53,929
Custodian and accounting fees  .............................          39,681
Transfer agent fees  .......................................          10,909
Reports to shareholders  ...................................          11,754
Directors' fees  ...........................................           1,488
Audit and legal fees  ......................................          20,234
Other expenses  ............................................          25,944
                                                              -----------------
  Total expenses  ..........................................         484,365
    Less expenses paid indirectly  .........................          (3,534)
                                                              -----------------

  Total net expenses  ......................................         480,831
                                                              -----------------

  Net investment income  ...................................       2,939,066
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 4)  .................          21,052
Net change in unrealized appreciation or depreciation of
  investments  .............................................      (6,154,429)
                                                              -----------------

  Net loss on investments  .................................      (6,133,377)
                                                              -----------------

    Net decrease in net assets resulting from operations
       .....................................................     $(3,194,311)
                                                              -----------------
                                                              -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         1999 Semiannual Report  7  American Municipal Income Portfolio

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                              SIX MONTHS ENDED
                                                                   7/31/99           YEAR ENDED
                                                                 (UNAUDITED)           1/31/99
                                                              -----------------   -----------------
OPERATIONS:
Net investment income  .....................................     $ 2,939,066         $ 5,878,972
Net realized gain on investments  ..........................          21,052             912,077
Net change in unrealized appreciation or depreciation of
  investments  .............................................      (6,154,429)          1,158,526
                                                              -----------------   -----------------

  Net increase (decrease) in net assets resulting from
    operations  ............................................      (3,194,311)          7,949,575
                                                              -----------------   -----------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
  Common stock dividends  ..................................      (2,167,235)         (4,339,248)
  Preferred stock dividends  ...............................        (659,498)         (1,528,693)
                                                              -----------------   -----------------
  Total distributions  .....................................      (2,826,733)         (5,867,941)
                                                              -----------------   -----------------

  Total increase (decrease) in net assets  .................      (6,021,044)          2,081,634

Net assets at beginning of period  .........................     132,315,818         130,234,184
                                                              -----------------   -----------------

Net assets at end of period  ...............................     $126,294,774        $132,315,818
                                                              -----------------   -----------------
                                                              -----------------   -----------------

Undistributed net investment income  .......................     $   441,613         $   329,280
                                                              -----------------   -----------------
                                                              -----------------   -----------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

         1999 Semiannual Report  8  American Municipal Income Portfolio

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                American Municipal Income Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund invests in a diverse range of municipal securities rated investment grade or of comparable quality when purchased. These securities may include municipal derivative securities, such as inverse floating rate and inverse interest-only municipal securities. Fund shares are listed on the New York Stock Exchange under the symbol XAA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                INVESTMENTS IN SECURITIES
                Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value", that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                The current market value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

--------------------------------------------------------------------------------

         1999 Semiannual Report  9  American Municipal Income Portfolio

--------------------------------------------------------------------------------

                SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of July 31, 1999, the fund had no outstanding when-issued or forward commitments.

                FEDERAL TAXES
                The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                Net investment income and net realized gains and losses may differ for financial statement and tax purposes primarily because of market discount amortization. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                DISTRIBUTIONS TO SHAREHOLDERS
                Distributions from net investment income are made monthly for common shareholders and weekly for preferred shareholders. Common stock distributions are recorded as of the close of

--------------------------------------------------------------------------------

        1999 Semiannual Report  10  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                business on the ex-dividend date and preferred stock dividends are accrued daily. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or, for common shareholders pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's common stock. Under the plan, common shares will be purchased in the open market.

                USE OF ESTIMATES
                The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) REMARKETED
    PREFERRED
    STOCK
 ............................
                American Municipal Income Portfolio has issued and, as of July 31, 1999, has outstanding 1,740 shares of remarketed preferred stock (870 shares in class "T" and 870 shares in class "TH")
                (RP) with a liquidation preference of $25,000 per share. The dividend rate on the RP is adjusted every seven days (on Tuesdays for class "T" and on Thursdays for class "TH"), as determined by the remarketing agent. On July 31, 1999, the dividend rates were 3.25% and 2.90% for class "T" and "TH", respectively.

                RP is a registered trademark of Merrill Lynch & Company.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                Cost of purchases and proceeds from sales of securities, other than temporary investments in short-term securities, for the six months ended July 31, 1999, aggregated $2,306,560 and $3,537,407, respectively.

(5) EXPENSES
 ............................
                INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                On August 10, 1998, the fund entered into an investment advisory agreement with U.S. Bank National Association (U.S. Bank), acting through its division, First American Asset

--------------------------------------------------------------------------------

        1999 Semiannual Report  11  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                Management. Prior thereto, Piper Capital Management Incorporated (Piper Capital), which was acquired by U.S. Bancorp on May 1, 1998, had served as the fund's advisor. U.S. Bank also serves as the fund's administrator under an administration agreement effective May 1, 1998. Prior thereto, Piper Capital provided services under an administration agreement through April 30, 1998.

                The investment advisory agreement provides the advisor with a monthly investment management fee equal to an annual rate of 0.35% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the advisor provides investment advice and conducts the management and investment activities of the fund.

                The administration agreement provides the administrator with a monthly fee in an amount equal to an annual rate of 0.15% of the fund's average weekly net assets (computed by subtracting liabilities, which exclude preferred stock, from the value of the total assets of the fund). For its fee, the administrator provides reporting, regulatory and record-keeping services for the fund.

                REMARKETING AGENT FEE
                The fund has entered into a remarketing agent agreement with Merrill Lynch, Pierce, Fenner & Smith (the remarketing agent). The remarketing agreement provides the remarketing agent with a monthly fee in an amount equal to an annual rate of 0.25% of the fund's average amount of RP outstanding. For its fee, the remarketing agent will remarket shares of RP tendered to it on behalf of shareholders and will determine the applicable dividend rate for each seven-day dividend period.

                OTHER FEES AND EXPENSES
                In addition to the investment management, administrative and remarketing agent fees, the fund is responsible for paying most other operating expenses including: outside directors' fees and

--------------------------------------------------------------------------------

        1999 Semiannual Report  12  American Municipal Income Portfolio

--------------------------------------------------------------------------------
                expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses.

                Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the fund.

(6) CAPITAL LOSS
    CARRYOVER
 ............................
                For federal income tax purposes, the fund had capital loss carryovers at January 31, 1999, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                                                           CAPITAL LOSS
                                                            CARRYOVER                      EXPIRATION
                                                           -----------                     ----------
                                                            $  942,779                        2003
                                                             1,557,574                        2004
                                                           -----------
                                                            $2,500,353
                                                           -----------
                                                           -----------

--------------------------------------------------------------------------------

        1999 Semiannual Report  13  American Municipal Income Portfolio

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ............................
                Per-share data for a share of common stock outstanding throughout each period and selected information for each period are as follows:

                                          Six Months                    Year Ended January 31,
                                             Ended      ------------------------------------------------------
                                            7/31/99
                                          (Unaudited)    1999(g)       1998       1997       1996       1995
                                          -----------   ----------   --------   --------   --------   --------
PER-SHARE DATA
Net asset value, common stock, beginning
  of period ............................     $15.43     $  15.07     $  13.98   $  14.42   $  11.97   $  14.88
                                          -----------   ----------   --------   --------   --------   --------
Operations:
  Net investment income ................       0.51         1.02         1.00       1.07       1.07       1.14
  Net realized and unrealized gains
    (losses) on investments ............      (1.06)        0.36         1.12      (0.50)      2.52      (2.92)
                                          -----------   ----------   --------   --------   --------   --------
    Total from operations ..............      (0.55)        1.38         2.12       0.57       3.59      (1.78)
                                          -----------   ----------   --------   --------   --------   --------
Distributions to shareholders:
  From net investment income
    Paid to common shareholders ........      (0.38)       (0.75)       (0.76)     (0.75)     (0.85)     (0.87)
    Paid to preferred shareholders .....      (0.12)       (0.27)       (0.27)     (0.26)     (0.29)     (0.23)
  From net realized gains
    Paid to common shareholders ........         --           --           --         --         --      (0.02)
    Paid to preferred shareholders .....         --           --           --         --         --      (0.01)
                                          -----------   ----------   --------   --------   --------   --------
    Total distributions to
      shareholders .....................      (0.50)       (1.02)       (1.03)     (1.01)     (1.14)     (1.13)
                                          -----------   ----------   --------   --------   --------   --------
Net asset value, common stock, end of
  period ...............................     $14.38     $  15.43     $  15.07   $  13.98   $  14.42   $  11.97
                                          -----------   ----------   --------   --------   --------   --------
                                          -----------   ----------   --------   --------   --------   --------
Market value, common stock, end of
  period ...............................     $12.81     $  14.00     $  13.44   $  12.13   $  12.50   $  11.63
                                          -----------   ----------   --------   --------   --------   --------
                                          -----------   ----------   --------   --------   --------   --------
SELECTED INFORMATION
Total return, common stock, net asset
  value (a) ............................      (4.41)%       7.62%       13.63%      2.41%     28.31%    (13.46)%
Total return, common stock, market value
  (b) ..................................      (5.90)%      10.07%       17.53%      3.29%     15.21%    (14.44)%
Net assets at end of period (in
  millions) ............................     $  126     $    132     $    130   $    124   $    127   $    122
Ratio of expenses to average weekly net
  assets applicable to common stock
  (c) ..................................       1.14%(h)     1.13%        1.19%      1.22%      1.20%      1.20%
Ratio of net investment income to
  average weekly net assets applicable
  to common stock (d)(e) ...............       5.38%(h)     5.02%        5.10%      5.90%      5.81%      7.43%
Portfolio turnover rate (excluding
  short-term securities) ...............          2%          19%          46%        28%        54%        52%
Remarketed preferred stock outstanding
  end of period (in millions) ..........     $   44     $     44     $     44   $     44   $     44   $     44
Asset coverage ratio (f) ...............        290%         304%         299%       285%       291%       258%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) RATIO OF EXPENSES TO TOTAL AVERAGE WEEKLY NET ASSETS IS 0.76%, 0.75%, 0.78%, 0.78%, 0.77% AND 0.74% FOR THE SIX MONTHS ENDED JULY 31, 1999 AND FISCAL YEARS 1999, 1998, 1997, 1996 AND 1995, RESPECTIVELY. DIVIDENDS PAID TO SHAREHOLDERS ARE NOT CONSIDERED AN EXPENSE.
(d) RATIO REFLECTS TOTAL NET INVESTMENT INCOME LESS DIVIDENDS PAID TO PREFERRED SHAREHOLDERS FROM NET INVESTMENT INCOME DIVIDED BY AVERAGE WEEKLY NET ASSETS APPLICABLE TO COMMON STOCK.
(e) RATIO OF NET INVESTMENT INCOME TO TOTAL AVERAGE WEEKLY NET ASSETS IS 4.60%, 4.52%, 4.58%, 5.02%, 5.13% AND 5.72% FOR THE SIX MONTHS ENDED JULY 31, 1999
     AND FISCAL YEARS 1999, 1998, 1997, 1996 AND 1995, RESPECTIVELY.
(f)  REPRESENTS TOTAL NET ASSETS DIVIDED BY REMARKETED PREFERRED STOCK.
(g) EFFECTIVE AUGUST 10, 1998, THE ADVISOR CHANGED FROM PIPER CAPITAL TO U.S. BANK.
(h)  ANNUALIZED.

--------------------------------------------------------------------------------

        1999 Semiannual Report  14  American Municipal Income Portfolio

INVESTMENTS IN SECURITIES (UNAUDITED)
--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO                                July 31, 1999
 .......................................................................................

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

MUNICIPAL LONG-TERM SECURITIES (93.8%):
  MUNICIPAL BONDS (92.8%)
    ALASKA (2.4%):
      State Housing Finance Corp., (Callable 12/1/07 at
        101.5), 5.50%, 12/1/17 ..........................  $ 3,000,000      $  3,020,910
                                                                            ------------
    ARIZONA (3.1%):
      Pima County United School District (FGIC), 8.38%,
        7/1/13 ..........................................    3,000,000(b)      3,953,460
                                                                            ------------
    CALIFORNIA (4.7%):
      Duarte Redevelopment Agency (Escrowed to maturity),
        6.88%, 11/1/11 ..................................    5,000,000(d)      5,877,150
                                                                            ------------
    COLORADO (0.4%):
      Water Reserve and Power Development (Callable
        9/1/06 at 101), 5.90%, 9/1/16 ...................      500,000           522,460
                                                                            ------------
    GEORGIA (8.9%):
      Municipal Electrical Authority (FGIC) (Callable
        1/1/03 at 102), 6.50%, 1/1/12 ...................   10,000,000(b)(d)   11,255,300
                                                                            ------------
    HAWAII (2.1%):
      State Department of Budget and Finance, 6.40%,
        7/1/13 ..........................................    2,415,000         2,619,430
                                                                            ------------
    ILLINOIS (6.6%):
      Augustana College Revenue (Callable 10/01/07 at
        100), 5.70%, 10/1/11 ............................      500,000           513,280
      Chicago State University Revenue (MBIA)
        (Prerefunded to 12/1/04), 6.00%, 12/1/12 ........    1,000,000(b)      1,091,150
      Health Facility Authority-Lutheran General
        Hospital, 7.00%, 4/1/08-4/1/14 ..................    1,500,000         1,710,275
      Health Facility Authority-Lutheran General Hospital
        (Prerefunded to 1/01/02), 6.80%, 1/1/22 .........    1,000,000         1,073,900
      Kane County School District (FGIC) (Prerefunded to
        2/01/05), 5.75%, 2/1/15 .........................    1,000,000(b)(e)    1,060,330
      Rochelle Electric Systems (AMBAC) (Callable 5/1/06
        at 102), 5.20%, 5/1/16 ..........................      750,000(b)        730,312
      Rockford Multifamily Housing Revenue (Callable
        1/20/08 at 102), AMT, 5.88%, 1/20/38 ............    2,215,000(b)      2,268,005
                                                                            ------------
                                                                               8,447,252
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        1999 Semiannual Report  15  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    INDIANA (5.0%):
      Health Facility Authority-Columbus Hospital (FSA),
        7.00%, 8/15/15 ..................................  $ 2,670,000(b)   $  3,110,443
      Health Facility Authority-Greenwood Village South
        (Callable 5/15/08 at 101), 5.50%, 5/15/18 .......    2,280,000         2,121,996
      Municipal Bond Bank (Callable 2/1/04 at 102),
        6.00%, 2/1/16 ...................................    1,000,000         1,040,870
                                                                            ------------
                                                                               6,273,309
                                                                            ------------

    IOWA (0.8%):
      Sheldon Health Care Facilities (Callable 3/1/04 at
        101), 6.15%, 3/1/16 .............................    1,000,000         1,039,600
                                                                            ------------

    KANSAS (0.9%):
      Kansas City Utility Systems Revenue (FGIC)
        (Callable 9/1/04 at 102), 6.25%, 9/1/14 .........    1,000,000(b)      1,080,410
                                                                            ------------

    LOUISIANA (4.4%):
      De Soto Parish Pollution Control (MBIA) (Callable
        1/1/03 at 102), 7.60%, 1/1/19 ...................    5,000,000(b)      5,516,400
                                                                            ------------

    MARYLAND (2.1%):
      Baltimore Parking Revenue-Series A (FGIC), 5.90%,
        7/1/13 ..........................................    2,500,000(b)      2,705,275
                                                                            ------------

    MICHIGAN (9.1%):
      Comstock Park Public Schools (FGIC) (Callable
        1/1/03 at 102), 7.88%, 5/1/11 ...................    3,145,000(b)(d)    3,916,594
      Hospital Financing Authority-Daughters Charity
        (Callable 11/1/05 at 101), 5.25%, 11/1/15 .......    3,000,000         2,897,940
      Kent Hospital Financial Authority-Michigan
        Hospitals (MBIA) (Callable 1/15/08 at 100),
        7.25%, 1/15/13 ..................................    4,000,000(b)(d)    4,746,880
                                                                            ------------
                                                                              11,561,414
                                                                            ------------

    MINNESOTA (7.0%):
      Eden Prairie Multifamily Housing Revenue (Callable
        1/20/08 at 102), 5.50%-5.60%, 1/20/18-7/20/28 ...    1,400,000         1,413,250
      Minneapolis Special School District #1 (MBIA)
        (Callable 2/1/03 at 100), 5.45%, 2/1/15 .........    3,630,000(b)      3,653,414
      Moorhead Golf Course Revenue (Callable 12/1/08 at
        100), 5.88%, 12/1/21 ............................    2,890,000         2,842,113

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        1999 Semiannual Report  16  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      State Housing and Finance Agency (Callable 7/1/02
        at 102), AMT, 6.85%, 1/1/24 .....................  $   875,000(b)   $    915,303
                                                                            ------------
                                                                               8,824,080
                                                                            ------------

    NEBRASKA (1.5%):
      Educational Financial Authority Revenue (Callable
        12/15/08 at 100), 5.35%, 12/15/18 ...............    2,040,000         1,892,018
                                                                            ------------

    NEVADA (2.5%):
      Washoe County School District (MBIA) (Callable
        6/1/04 at 101), 5.75%, 6/1/12 ...................    3,000,000(b)      3,130,830
                                                                            ------------

    NEW MEXICO (7.6%):
      Mortgage Finance Authority, 6.40%-6.88%,
        7/1/15-7/1/25 ...................................    8,655,000         9,540,187
                                                                            ------------

    NORTH DAKOTA (2.8%):
      Mercer County Pollution Control Revenue (AMBAC),
        7.20%, 6/30/13 ..................................    3,000,000(b)      3,543,660
                                                                            ------------

    OHIO (0.8%):
      Franklin County Health Care Facility Revenue
        (Callable 8/15/08 at 101), 5.25%, 8/15/12 .......    1,000,000           949,780
                                                                            ------------

    SOUTH CAROLINA (1.2%):
      State Highway-Series B (Callable 7/1/06 at 102),
        5.63%, 7/1/15                                        1,500,000         1,553,625
                                                                            ------------

    SOUTH DAKOTA (2.0%):
      Housing and Development Authority (Callable 5/1/04
        at 102), 5.80%, 5/1/14 ..........................    1,270,000         1,307,706
      Sioux Falls Health Facilities-Evangelical Lutheran
        (AMBAC) (Callable 6/1/08 at 102), 5.35%,
        6/1/23 ..........................................    1,250,000(b)      1,197,963
                                                                            ------------
                                                                               2,505,669
                                                                            ------------

    TENNESSEE (0.8%):
      Shelby County Tennessee Health and Education
        Facilities-St. Judes Childrens Research (Callable
        07/01/09 at 102), 5.50%, 7/1/20 .................    1,000,000           974,500
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        1999 Semiannual Report  17  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
    TEXAS (6.0%):
      Abilene Health Facility Development (Callable
        8/15/08 at 101), 5.88%, 11/15/18 ................  $ 1,150,000      $  1,099,446
      Arlington Independent School District (Callable
        2/15/05 at 100), 6.00%, 2/15/15 .................      670,000           702,723
      Arlington Independent School District (PSF)
        (Prerefunded to 2/15/05), 6.00%, 2/15/15 ........    1,605,000(b)(e)    1,723,513
      Fort Bend Independent School District (Prerefunded
        to 2/15/08), 5.00%, 2/15/14 .....................    2,000,000         2,031,920
      Houston Water Conveyance System (AMBAC), 7.50%,
        12/15/16 ........................................      745,000(b)        923,241
      United Independent School District (Callable
        8/15/06 at 100), 5.00%, 8/15/14 .................    1,150,000         1,119,157
                                                                            ------------
                                                                               7,600,000
                                                                            ------------
    UTAH (3.6%):
      Municipal Power-San Juan Project (MBIA)
        (Prerefunded to 6/01/04), 6.25%, 6/1/14 .........    1,300,000(b)(e)    1,425,307
      NEBO County School District (FGIC) (Prerefunded to
        6/15/04), 5.75%, 6/15/14 ........................    3,000,000(b)      3,177,150
                                                                            ------------
                                                                               4,602,457
                                                                            ------------
    WASHINGTON (2.4%):
      Douglas County Public Utility District (MBIA)
        (Callable 1/1/05 at 102), 6.00%, 1/1/15 .........    1,000,000(b)      1,047,420
      State Public Power (FSA) (Callable 7/1/07 at 102),
        5.25%, 7/1/16 ...................................    1,000,000(b)        979,110
      State Public Power Supply (Callable 7/1/08 at 102),
        5.13%, 7/1/18 ...................................    1,000,000           948,320
                                                                            ------------
                                                                               2,974,850
                                                                            ------------
    WISCONSIN (4.1%):
      Amery Apple River Hospital Project (Callable 6/1/08
        at 100), 5.70%, 6/1/13 ..........................    1,440,000         1,375,171
      Health and Education Facilities-Beloit Hospital
        (Callable 7/1/03 at 102), 5.80%-5.90%,
        7/1/09-7/1/11 ...................................    1,180,000         1,201,662
      Health and Education Facilities-Waukesha Hospital
        (AMBAC) (Callable 8/15/06 at 102), 5.50%,
        8/15/15 .........................................    1,000,000(b)      1,002,090

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        1999 Semiannual Report  18  American Municipal Income Portfolio

--------------------------------------------------------------------------------

AMERICAN MUNICIPAL INCOME PORTFOLIO
(CONTINUED)

                                                             Shares/
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      State Health & Educational Facility Authority
        Revenue (Callable 11/15/08 at 102), 5.75%,
        11/15/27 ........................................  $ 1,800,000      $  1,645,560
                                                                            ------------
                                                                               5,224,483
                                                                            ------------

        Total Municipal Bonds
          (cost: $112,703,213)  .........................                    117,188,509
                                                                            ------------

MUNICIPAL DERIVATIVE SECURITIES (1.0%):
  INVERSE FLOATER (1.0%):
      Duluth, Minnesota, Health Care Trust Certificate,
        Series F2, 10.61%, 5/1/18 (cost: $1,148,421) ....    1,110,000(b)(d)    1,291,762
                                                                            ------------

        Total Municapal Long-Term Securities
          (cost: $113,851,634)  .........................                    118,480,271
                                                                            ------------
COMMON STOCK (4.0%):
  CLOSED-END INVESTMENT COMPANIES (4.0%):
      Blackrock Investment Quality Municipal Trust ......      113,000         1,638,500
      Morgan Stanley Dean Witter Insured Municipal Income
        Trust ...........................................        6,600            90,750
      Van Kampen Advantage Municipal Income Trust .......        5,000            75,312
      Van Kampen Municipal Opportunity Trust ............       19,400           278,875
      Van Kampen Municipal Opportunity Trust II .........       20,900           273,006
      Van Kampen Municipal Trust ........................      168,700         2,541,044
      Van Kampen Strategic Sector Municipal Trust .......       14,000           175,875
                                                                            ------------

        Total Common Stock
          (cost: $5,400,558)  ...........................                      5,073,362
                                                                            ------------

MUNICIPAL SHORT-TERM SECURITIES (1.2%):
  NEW YORK (1.2%):
      New York City, NY, Subseries A-10, VRDN, 3.70%,
        8/1/16-8/1/17                                      $ 1,300,000(b)      1,300,000
      New York City, Series C, 3.70%, 10/1/23 ...........      200,000(c)        200,000
                                                                            ------------
                                                                               1,500,000
                                                                            ------------

        Total Municipal Short-Term Securities
          (cost: $1,500,000)  ...........................                      1,500,000
                                                                            ------------

        Total Investments in Securities
          (cost: $120,752,192)(f)  ......................                   $125,053,633
                                                                            ------------
                                                                            ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

        1999 Semiannual Report  19  American Municipal Income Portfolio

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES:
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
     AMBAC - AMERICAN MUNICIPAL BOND ASSURANCE COMPANY
     AMT - ALTERNATIVE MINIMUM TAX. AS OF JULY 31, 1999, THE AGGREGATE MARKET VALUE OF SECURITIES SUBJECT TO THE ALTERNATIVE MINIMUM TAX IS $3,183,308, WHICH REPRESENTS 2.5% OF NET ASSETS.
     FGIC - FINANCIAL GUARANTY INSURANCE CORPORATION
     FSA - FINANCIAL SECURITY ASSURANCE
     MBIA - MUNICIPAL BOND INSURANCE ASSOCIATION
     PSF - PERMANENT SCHOOL FUNDING
     VRDN - VARIABLE RATE DEMAND NOTE
     INVERSE FLOATER - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT INCREASE (DECREASE) IN THE SAME MAGNITUDE AS, OR IN A MULTIPLE OF, A DECREASE (INCREASE) IN THE MARKET RATE PAID ON A RELATED, FLOATING RATE SECURITY. INTEREST RATES DISCLOSED ARE IN EFFECT ON JULY 31, 1999.
(c) FLOATING OR VARIABLE RATE OBLIGATION MATURING IN MORE THAN ONE YEAR. THE INTEREST RATE, WHICH IS BASED ON SPECIFIC, OR AN INDEX OF, MARKET INTEREST RATES, IS SUBJECT TO CHANGE PERIODICALLY AND IS THE EFFECTIVE RATE ON JULY 31, 1999. THIS INSTRUMENT MAY ALSO HAVE A DEMAND FEATURE WHICH ALLOWS THE RECOVERY OF PRINCIPAL AT ANY TIME, OR AT SPECIFIED INTERVALS NOT EXCEEDING ONE YEAR, ON UP TO 30 DAYS' NOTICE. MATURITY DATE SHOWN REPRESENTS FINAL MATURITY.
(d) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT AND MAY NOT BE SOLD TO THE PUBLIC. THESE SECURITIES ARE CONSIDERED ILLIQUID. THE FUND IS NOT LIMITED IN ITS ABILITY TO INVEST IN THESE ILLIQUID SECURITIES. ON JULY 31, 1999, THE AGGREGATE VALUE OF THESE INVESTMENTS WAS $27,087,686 OR 21.4% OF TOTAL NET ASSETS. INFORMATION REGARDING THESE SECURITIES IS AS FOLLOWS:

                                                                   DATE
                     SECURITY                           PAR      ACQUIRED   COST BASIS
---------------------------------------------------  ----------  ---------  ----------
DUARTE CA REDEVELOPMENT AGENCY                       $5,000,000  9/96-2/97  $5,788,293
GEORGIA MUNICIPAL ELECTRICAL AUTHORITY               10,000,000    10/95    10,688,478
COMSTOCK, MI, PARK PUBLIC SCHOOLS                     3,145,000  10/95-7/96  3,591,233
KENT, MI, HOSPITAL FINANCIAL AUTHORITY-MICHIGAN
 HOSPITALS                                            4,000,000  9/96-2/97   4,659,142
DULUTH, MN HEALTH CARE TRUST CERTIFICATE              1,110,000    5/94      1,148,393

(E) PREREFUNDED ISSUES ARE BACKED BY U.S. GOVERNMENT OBLIGATIONS. THESE BONDS ARE CALLED AND MATURE AT THE CALL DATE INDICATED.
(F) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  5,236,641
      GROSS UNREALIZED DEPRECIATION ......      (935,200)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  4,301,441
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

        1999 Semiannual Report  20  American Municipal Income Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                ANNUAL MEETING RESULTS
                An annual meeting of the fund's shareholders was held on August 16, 1999. Each matter voted upon at that meeting, as well as the number of votes cast for, against or withheld, the number of abstentions, and the number of broker non-votes with respect to such matters, are set forth below.

                (1) The fund's preferred shareholders elected the following directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
David T. Bennett .......................      1,660                0
Leonard W. Kedrowski ...................      1,660                0

                (2) The fund's preferred and common shareholders, voting as a class, elected the following directors:

                                             SHARES       SHARES WITHHOLDING
                                           VOTED "FOR"    AUTHORITY TO VOTE
                                          -------------   ------------------
Robert J. Dayton .......................     5,459,217           17,710
Roger A. Gibson ........................     5,459,217           17,710
Andrew M. Hunter III ...................     5,459,217           17,710
John M. Murphy .........................     5,459,217           17,710
Robert L. Spies ........................     5,459,217           17,710
Joseph D. Strauss ......................     5,459,217           17,710
Virginia L. Stringer ...................     5,459,217           17,710

                (3) The fund's preferred and common shareholders, voting as a class, ratified the selection by a majority of the independent members of the fund's Board of Directors of Ernst & Young LLP as the independent public accountants for the fund for the fiscal year ending January 31, 2000. The following votes were cast regarding this matter:

   SHARES           SHARES                        BROKER
 VOTED "FOR"    VOTED "AGAINST"    ABSTENTIONS   NON-VOTES
 -----------   -----------------   -----------   ---------
  5,455,297          7,837            13,793        --

--------------------------------------------------------------------------------

        1999 Semiannual Report  21  American Municipal Income Portfolio

[LOGO] FIRST AMERICAN
       Asset Management

[LOGO] American Income Portfolio
       1999   SEMIANNUAL REPORT

This document is printed on paper made from 100% total recovered
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  9/1999    371-99